EXHIBIT 10.44

           AMENDMENT NUMBER 2 OF INTERNATIONAL DISTRIBUTION AGREEMENT

         This Amendment Number 2 of International Distribution Agreement (this "Amendment") is entered into as of January 1, 2000, by Interplay Entertainment Corp., a Delaware corporation ("Interplay") and Virgin Interactive Entertainment Limited, a corporation formed under the laws of England and Wales ("Virgin"), with reference to the following facts:

         A. The parties have entered into that certain International Distribution Agreement dated February 10, 1999, subsequently amended under that certain Amendment Number 1 of International Distribution Agreement dated July 1, 1999 (collectively, the "Agreement"), under which Virgin obtained from Interplay the right to distribute Interplay products in certain territories.

         B.       The  parties  desire to amend the  Agreement.

         Therefore, the parties agree as follows:

I. Section 5(e) of the Agreement is deleted in its entirety and replaced with the following:

                  "(e) NO RESERVES. Virgin shall not deduct or retain reserves from payments due to Interplay under this Agreement. Within ten business days after the date of this Amendment, Virgin shall pay to Interplay any reserves that Virgin currently retains, to the extent that such currently-retained reserves exceed the amount of markdown allowances, returns, or credits as of December 31, 1999, that have not already been accounted for through a deduction from the amount of Virgin's payments owed or paid to Interplay."

II. Section 5(f) of the Agreement is deleted in its entirety and replaced with the following:

                  "(f) RETURNS. Virgin may not grant any markdown allowance, price protection or other credit for Products without the prior written consent of Interplay, not to be unreasonably withheld or delayed. For any calendar month during the term of this Agreement, the amount of any Interplay-approved markdown allowances and returns resulting from Virgin's distribution of Products may be deducted by Virgin from its payments to Interplay under EXHIBIT `B' for that month; PROVIDED, HOWEVER, that (i) any allowances and returns so deducted shall have been processed by Virgin during that month, and (ii) Virgin shall provide Interplay with a statement of any such markdown allowances and returns, itemized by Product and customer."

III. Section 13 (a) of the Agreement is deleted in its entirety and replaced with the following:

                  "(a) TERM. This Agreement shall become effective on the date hereof, and unless sooner terminated pursuant to the terms of this Agreement, shall continue in full force and effect until February 10, 2007, on which date this Agreement shall expire."


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IV.      Section 1 of Exhibit "B" of the  Agreement  is deleted in its  entirety and replaced with the following:

         "1. VIRGIN SALES TARGETS AND PAYMENTS TO INTERPLAY.

                  (a) For each calendar year, Virgin and Interplay shall agree upon a target amount of Net Sales (as defined below) for the year. Such target amount of Net Sales shall be referred to herein as the 'Base Plan Net Sales' and shall be set forth on Schedule `B-1' attached hereto.

                  (b) Virgin shall pay to Interplay, in the time and manner set forth in subsection (c) below, a percentage of Net Sales (such payment to Interplay shall be referred to herein as the 'Pass-Through Amount') based upon whether, and to what extend, Virgin has exceeded the Base Plan Net Sales for the year. The Pass- Through Amount shall be calculated as follows:

                                                         THE PASS-THROUGH AMOUNT
FOR NET SALES IN A CALENDAR YEAR THAT ARE:                        SHALL BE:
--------------------------------------------------------------------------------
          100% of BPNS* or less                           85% of such Net Sales

In excess of 100% of BPNS but not more
            than 105% of BPNS                             84% of such Net Sales

In excess of 105% of BPNS but not more
            than 110% of BPNS                             83% of such Net Sales

In excess of 110% of BPNS but not more
            than 115% of BPNS                             82% of such Net Sales

In excess of 115% of BPNS but not more
            than 120% of BPNS                             81% of such Net Sales

        In excess of 120% of BPNS                         80% of such Net Sales

*'BPNS' means the Base Plan Net Sales for the applicable year.


                  (c) Within 50 days after the end of each calendar month during the term of this Agreement, Virgin shall pay Interplay the Pass-Through Amount for Net Sales during the month.

                  (d) 'Net Sales' shall mean the gross wholesale price of the Products invoiced or shipped by Virgin in the distribution of the Products less:

                           (i) Any  applicable  taxes  on the  sale or
                  license of the Products, other than taxes based solely on Virgin's income and tax withholdings to the extent creditable by Virgin.

                           (ii)  Any   Interplay-authorized   markdown
                  allowances and/or retroactive discounts and rebates, on the terms set forth in Section 5(f) of this Agreement.


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                           (iii) Amounts for returns,  such as credits
                  or defectives, on the terms set forth in Section 5(f) of this Agreement.

                           (iv) Agency commissions on Products sold in
                  Austria and Spain."

V. Section 2 of Exhibit "B" of the Agreement is deleted in its entirety and replaced with the following:

         "2. COGS AND MARKETING REIMBURSEMENT. Within 10 days after the end of each calendar month during the term of this Agreement, Virgin shall deliver to Interplay an itemized statement of Virgin's cost of goods sold (including shipping, handling and insurance) with respect to Products sold during that month and marketing expenses paid during that month. Within 60 days of Interplay's receipt of such statement, Interplay shall either pay to Virgin the amount stated, or state specific reasons for deduction or denial. If Interplay states deductions or a denial Virgin may request an audited verification under SECTION 6 of this Agreement. With the sole exception of credits for returns and markdowns in accordance with SECTION 5(F) of this Agreement, Virgin shall not deduct from its payments to Interplay any of its costs, including, without limitation, the cost of goods sold and marketing costs."

VI. Section 3 of Exhibit "B" of the Agreement is deleted in its entirety and replaced with the following: "Intentionally deleted."

VII. Section 4 of Exhibit "B" of the Agreement, is deleted in its entirety and replaced with the following: "Intentionally deleted."

VIII. Section 5 of Exhibit "B" of the Agreement is deleted in its entirety, and replaced with the following:

                  "5.   As  of  the  date  of  this   Amendment,   the
         previously-applicable provision for Interplay's payment of Minimum Distribution Fee is eliminated. For purposes of clarification only, the provision applicable during 1999 for a 4,5 million British Pound Minimum Distribution Fee is prorated for the 46 weeks out of the 52 week year during which Virgin performed distribution services for Interplay under this Agreement, resulting in a Minimum Distribution Fee for 1999 of 3.98 million British Pounds."

IX.      Section 6 of Exhibit "B" of the Agreement is added, as follows:

                  "6. CREDIT FOR COMPENSATION CONTRIBUTION. Virgin shall credit Interplay for any compensation contribution due after December 31, 1999 under Section 16.4 of that certain February 10, 1999 Amended and Restated Operating Agreement between VIE Acquisition Holdings LLC and Interplay, as amended."

X. MISCELLANEOUS. The Agreement and this Amendment constitute the entire agreement between the parties on the subject matter hereof and thereof, and no amendment of the terms


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herein or therein shall be valid unless made in a writing signed by the parties.
California law shall govern the interpretation and enforcement of this Amendment without regard to conflicts of laws principles. Unless otherwise defined herein, terms used herein shall bear the same respective meanings ascribed to such terms in the Agreement. Except as amended hereby, the Agreement remains in full force and effect. This Amendment may be executed in counterparts.

         Wherefore, the parties hereto have executed this Amendment as of the date first written above.



                                        'VIRGIN'


                                        Virgin Interactive Entertainment Limited




                                        BY:  [Illegible]
                                             ------------------------
                                        ITS:


                                        "INTERPLAY"


                                        INTERPLAY ENTERTAINMENT CORP.



                                        BY:  /S/ BRIAN FARGO
                                             ------------------------
                                             Brian Fargo
                                        ITS: CEO

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                                  Schedule B-1



                               BASE PLAN NET SALES



YEAR       BPNS                  INTERPLAY SIGNATURE        VIRGIN SIGNATURE
--------------------------------------------------------------------------------


2000    $48,000,000



2001    $____________



2002    $____________



2003    $____________



2004    $____________



2005    $____________



2006    $____________



2007    $____________